                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-12

                                WATER CHEF, INC.
        ----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)    Title of each class of securities to which transaction applies

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                pursuant  to  Exchange  Act Rule 0-11 (set  forth the  amount on
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[ ]      Check box if any part of the fee is offset as provided by Exchange  Act
         Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify  the  previous  filing by  registration
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                                WATER CHEF, INC.
                         1007 GLEN COVE AVENUE, SUITE 1
                               GLEN HEAD, NY 11545

                                 ________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 14, 2006

                                 _______________

To the Stockholders:

         NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Stockholders  (the
"Meeting") of WATER CHEF, INC., a Delaware corporation (the "Company"),  will be held at Donatello's  Restaurant,  located at 44 Broadway,  Saugus,  MA 01906, on
March 14, 2006 at 11:00 A.M., local time, for the following purposes:

                  1. To elect three  members of the Board of  Directors to serve
         until  the  next  annual  meeting  of  stockholders   and  until  their
         successors have been duly elected and qualified;

                  2. To amend  our  Restated  Certificate  of  Incorporation  to increase  the  authorized  capital  stock  of  Water  Chef,  Inc.  from
         200,000,000  shares to  350,000,000  shares,  consisting of 340,000,000 shares of common stock and 10,000,000 shares of preferred stock; and

                  3. To transact such other  business as may properly be brought before the Meeting or any adjournment thereof.

         The Company has fixed the close of business on  Wednesday,  January 25,
2006 as the record  date for the  Meeting.  Only  stockholders  of record on the stock  transfer  books of the  Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING,  YOU ARE URGED TO FILL IN, DATE
AND SIGN THE  ENCLOSED  PROXY CARD AND RETURN IT TO US USING THE SELF  ADDRESSED
STAMPED ENVELOPE PROVIDED.

                                            By Order of the Board of Directors,

                                            Marshall S. Sterman
                                            Member of the Board of Directors and
                                            Acting Secretary
Glen Head, New York
January 31, 2006

                                      (i)

                                WATER CHEF, INC.
                         1007 GLEN COVE AVENUE, SUITE 1
                               GLEN HEAD, NY 11545

                                 _______________

                                 PROXY STATEMENT

                                 _______________

                         ANNUAL MEETING OF STOCKHOLDERS
               TO BE HELD AT 11:00 A.M. AT DONATELLO'S RESTAURANT,
                44 BROADWAY, SAUGUS, MA 01906, ON MARCH 14, 2006

     This proxy  statement  is being  furnished  to you in  connection  with the solicitation  of proxies by the Board of  Directors  of Water  Chef,  Inc.  (the
"Company") for use at our annual meeting of stockholders and at all adjournments and postponements thereof (the "Meeting") scheduled for Tuesday,  March 14, 2006 at Donatello's  Restaurant,  located at 44 Broadway,  Saugus, MA 01906, at 11:00
a.m. local time, and any  adjournment  thereof.  This proxy  statement,  and the accompanying  proxy card,  are first being  mailed to  stockholders  on or about
Tuesday, February 7, 2006.

     A proxy card is enclosed. Even if you plan to attend the Meeting in person, you should date,  sign and return the enclosed proxy card as soon as possible to be sure  that  your  shares  will be voted at the  Meeting.  A  postage  prepaid envelope  has been  provided for your  convenience.  Please note that even after submitting  your proxy card,  you can revoke it and/or change your vote prior to the Meeting as described below.

                     QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:   WHAT IS THE PURPOSE OF THE MEETING?

A:   The  purpose of the  meeting  is to  consider  and vote upon the  following matters:

     o    a proposal to elect three  members of the Board of  Directors to serve until  the  next  annual  meeting  of  stockholders  and  until  their successors have been duly elected and qualified ("Proposal No. 1");

     o    a proposal  to amend our  Restated  Certificate  of  Incorporation  to increase the authorized  capital stock of the Company from 200,000,000 shares to  350,000,000  shares,  consisting of  340,000,000  shares of common stock and 10,000,000 shares of preferred stock,  ("Proposal No.
          2"); and

     o    such other  business as may properly come before the annual meeting or any adjournment thereof.

          At the  meeting,  a  representative  of  Marcum &  Kliegman  LLP,  our independent  auditors for the year ending  December 31, 2004,  will be available to report on our current  operations and answer  stockholder questions.

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A:   You are receiving this proxy  statement and the enclosed proxy card because the Board of  Directors  is  soliciting  your proxy to vote your  shares of common stock or preferred stock, as the case may be, at the annual meeting.
     To  assist  you in  your  decision-making  process,  this  proxy  statement contains  pertinent  information  about  us,  the  annual  meeting  and the proposal to be considered.

Q:   WHEN AND WHERE WILL THE MEETING BE HELD?

A:   The annual meeting of stockholders will be held at Donatello's  Restaurant,
     44 Broadway,  Saugus,  MA 01906,  on Tuesday,  March 14, 2006 at 11:00 a.m.
     local time.

Q:   WHO IS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING?

A:   All  stockholders of record at the close of business on Wednesday,  January
     25,  2006 are  entitled  to notice of, and to vote at, the annual  meeting.
     Each  share  of our  common  stock  and  each  share  of each  class of our preferred  stock  entitle  its holder to one vote on each  matter  properly submitted to  stockholders.  On the record date, there were (i) 181,774,600
     outstanding   shares  of  our  common  stock,   held  by  a  total  of  820
     stockholders,  (ii)  52,500  outstanding  shares of our Series A  Preferred
     Stock, held by a total of 10 stockholders,  (iii) 93,000 outstanding shares of our Series D Preferred Stock,  held by a total of 23  stockholders,  and
     (iv) 90,085  outstanding  shares of our Series F Preferred Stock, held by a total of 25 stockholders.

Q:   HOW DO I VOTE?

A:   By properly completing, signing and returning the enclosed proxy card, your shares will be voted as directed.  If no  directions  are specified on your properly  signed and returned proxy card, your shares will be voted for the proposal set forth below,  and with regard to any  additional  matters that come before the annual  meeting,  in the discretion of the persons named as proxies.  If you are a  registered  stockholder;  that is, if you hold your shares of stock in certificate  form,  and you attend the meeting,  you may either mail in your completed proxy card or deliver it to us in person.  If you hold your shares of stock in "street  name";  that is, if you hold your shares of stock through a broker or other nominee,  and you wish to vote in person at the annual meeting, you will need to obtain a proxy card from the institution holding your stock.

Q:   CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

A:   No. At the present time we have not  established  procedures for telephonic or  electronic  voting.  We may  establish  such  procedures in the future, should we determine that their added convenience justifies their additional cost.  At this time,  you may only vote by  returning  a properly  executed proxy card, or voting in person at the annual meeting.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A:   It means that you have multiple  accounts at the transfer agent and/or with stockbrokers.  Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:   CAN I CHANGE OR REVOKE MY VOTE AFTER I RETURN MY PROXY CARD?

A:   Yes. Even after submitting your proxy card, you can revoke it and/or change your vote prior to the annual meeting.  To revoke or change your vote prior to the annual meeting,  simply (i) file a written notice of revocation with our secretary, (ii) send us a duly executed proxy card bearing a later date than the prior one submitted or (iii) attend the annual meeting and vote in person.  Please  note,  however,  that while the giving of a proxy does not affect your right to vote in person at the annual meeting, attendance alone will not revoke a previously granted proxy.

Q:   WHAT IS A "QUORUM?"

A:   A quorum is the number of people  required  to be present  before a meeting can conduct  business.  Pursuant to our Bylaws,  the presence at the annual meeting of at least a majority  of the  outstanding  shares of our  capital stock  (91,005,093  shares) as of the record date,  whether in person or by proxy,  is  necessary  for there to be a "quorum." If you submit a properly executed  proxy  card,  even  if you  abstain  from  voting,  you  will  be considered  part of the quorum.  Shares  represented by broker  "non-votes"
     will also be considered part of the quorum.

Q:   WHAT VOTE IS REQUIRED TO APPROVE PROPOSAL NO. 1?

A:   If a quorum is present at the Meeting, either in person or by proxy, then a plurality of the votes cast will be sufficient to elect the three  director nominees.

Q:   WHAT VOTE IS REQUIRED TO APPROVE PROPOSAL NO. 2?

A:   Approval  of  the   proposal   to  amend  our   Restated   Certificate   of
     Incorporation,  attached  hereto  as ANNEX A, to  increase  the  authorized capital stock of the Company from 200,000,000 to 350,000,000, consisting of
     340,000,000 shares of common stock and 10,000,000 shares of preferred stock requires the  affirmative  vote of a majority of the issued and outstanding shares of our common  stock and  preferred  stock,  as of the record  date, voting together as one class of capital stock.

     Properly executed proxy cards marked "ABSTAIN" and broker  "non-votes" will
     not  be  voted.   Accordingly,   abstentions  and  broker  "non-votes"  are
     tantamount to negative votes.

Q:   WHAT IS THE BOARD OF DIRECTORS' RECOMMENDATION?

A:   The Board of Directors recommends that you vote:

     o    "FOR" the election of each of the nominees; and

     o    "FOR" the  amendment to the  Certificate  of Amendment to the Restated
          Certificate of Incorporation  increasing the authorized  capital stock
          from  200,000,000   shares  to  350,000,000   shares,   consisting  of
          340,000,000  shares of common stock and 10,000,000 shares of preferred stock,.

     Unless otherwise instructed, the shares of stock represented by your signed
     and   returned   proxy   card  will  be  voted  in   accordance   with  the
     recommendations  of the Board of  Directors.  With respect to other matters that may properly come before the annual meeting,  the proxy holder(s) will vote in accordance with the Board of Directors'  recommendations  or, if no recommendation is given, at their discretion.

Q:   WHO  IS  PAYING  THE  COST  FOR  THIS  PROXY  SOLICITATION  AND  HOW IS THE
     SOLICITATION PROCESS BEING CONDUCTED?

A:   We will pay the costs  associated with this proxy  solicitation.  We do not anticipate  that such costs will  exceed  those  normally  associated  with similar proxy solicitations. We will also, upon request, reimburse brokers, banks and  similar  organizations  for  reasonable  out-of-pocket  expenses incurred in forwarding these proxy materials to clients.

     In addition to  soliciting of proxies  through the mail,  our directors and employees may solicit proxies in person,  by telephone or other  electronic means, or we may utilize firms specializing in proxy solicitation.  None of our directors or employees  will receive  additional  compensation  for any such efforts.  The Company will,  upon their request,  reimburse  brokerage houses  and  persons  holding  shares of  Common  Stock in the names of the
     Company's  nominees  for their  reasonable  expenses  in sending  solicited material to their principals.

Q:   DO I HAVE DISSENTER'S RIGHTS?

A:   No. The action  proposed to be taken at the annual meeting does not entitle dissenting  stockholders to any appraisal rights under the Delaware General
     Corporation Law.

Q:   WHEN ARE STOCKHOLDER  PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS
     DUE?

A:   For  stockholder  proposals  to be  considered  for  inclusion in the proxy statement  for our next annual  meeting,  they must be  submitted  to us in writing,  within a reasonable time before we begin printing and mailing our annual meeting proxy  materials.  We have not yet set the date for our next annual meeting.  Please note,  however,  that all proposals  submitted must comply with  applicable  laws and regulations and follow the procedures set forth in Rule 14a-8 of the Securities  Exchange Act of 1934, as amended, to be considered for inclusion in our proxy materials.

Q:   HOW DO I OBTAIN MORE INFORMATION ABOUT THE COMPANY?

A:   We file annual,  quarterly and special reports and other  information  with the Securities and Exchange  Commission (the "SEC").  You may read and copy any of these  documents  at the SEC's  public  reference  room at 450 Fifth
     Street, N.W., Washington, D.C. 20549. Please call the SEC at (800)-SEC-0330 for further information.  Copies of this material may also be obtained from the SEC's web site at HTTP://WWW.SEC.GOV, by contacting our chief financial officer at (516)  656-0059  or by  writing to us at 1007 Glen Cove  Avenue,
     Glen Head, NY 11545.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Set forth below is  information  as of January 25, 2006,  concerning  stock ownership of all persons known by the Company to own  beneficially 5% or more of the issued and  outstanding  common stock of the  Company,  all  Directors,  all
Executive Officers, and all Directors and Executive Officers of the Company as a
group based on the number of shares of common stock issued and outstanding as of
January 25,  2006.  For  purposes of the  Memorandum,  beneficial  ownership  is defined in accordance  with the Rules of the Securities and Exchange  Commission and  generally  means  the  power  to  vote  and/or  dispose  of the  securities regardless of any economic interest.

                                                                                                         Series F
                                                               Series A            Series D            Convertible
                                      Common Stock           Preferred Stock     Preferred Stock      Preferred Stock
                                      Beneficially            Beneficially        Beneficially         Beneficially
                                        Owned(1)                Owned(1)            Owned(1)             Owned(1)
                                  SHARES          %         SHARES     %        SHARES     %        SHARES        %
                                  ------         ----       ------    ----      ------   ----       ------      -----
David A. Conway (2) (3)         25,110,782      13.8%         --       --          --      --          --        --
Water Chef, Inc.
1007 Glen Cove Ave., Suite 1
Glen Head, NY 11545

Marshall S. Sterman                700,000         *          --       --          --      --          --        --
46 Neptune Street
Beverly, MA 01915

John J. Clarke                   1,131,700         *          --       --          --      --          --        --
116B S. River Rd
Bedford, NH 03110

Jerome Asher & Anne Asher               --        --       5,000      9.5%         --      --          --        --
JTWROS
2701 N Ocean Blvd Apt E-202
Boca Raton, FL 33431

Robert D. Asher                         --        --       5,000      9.5%         --      --          --        --
72 Old Farm Road
Concord, MA 01742

John A. Borger                          --        --          --       --      10,000    10.8%         --        --
806 E Avenida Pico
Suite I PMB #262
San Clemente, CA 92673

C Trade Inc                             --        --          --       --          --      --          9,375   10.4%
25-40 Shore Blvd., Ste. 6C
Astoria, NY 11102

Robert Kaszovitz                        --        --          --       --          --      --         10,000   11.1%
1621 51st Street
Brooklyn, NY 11204

                                                                                                         Series F
                                                               Series A            Series D            Convertible
                                      Common Stock           Preferred Stock     Preferred Stock      Preferred Stock
                                      Beneficially            Beneficially        Beneficially         Beneficially
                                        Owned(1)                Owned(1)            Owned(1)             Owned(1)
                                     SHARES       %         SHARES     %        SHARES     %        SHARES        %
                                     ------      ----       ------    ----      ------   ----       ------      -----
Kollel Metzioynim Lhoroah               --        --          --       --          --      --       5,000       5.6%
254 Wallabout St., Apt. 2A
Brooklyn, NY 11206

Olshan Grundman Frome                   --        --          --       --          --      --       5,000       5.6%
Rosenzweig & Wolosky LLP
65 East 55th Street
New York, NY 10022

Eugene D. Trott                         --        --          --       --          --      --      41,668      46.3%
459 12th St, Apt. 3B
Brooklyn, NY 11215

Shirley M. Wan                          --        --          --       --       6,000     6.5%         --         --
5455 Chelsen Wood Dr.
Lawrence, NY 11559

All executive officers and      26,942,482      14.8%         --       --          --      --          --         --
directors as a Group (2)

* less than 1%

     1.   A person  is deemed to be the  beneficial  owner of voting  securities that can be acquired  by such  person  within 60 days after the record date upon the exercise of options and warrants and the  conversion  of
          convertible   securities.   Each  beneficial   owner's  percentage  of
          ownership is  determined  by assuming  that all  options,  warrants or convertible  securities held by such person (but not those held by any other person) that are currently  exercisable  or  convertible  (i.e., that are  exercisable or  convertible  within 60 days after the record date) have been exercised or converted.

     2.   Includes 10,495,067 shares held in an IRA Trust.

     3.   In March 2002, Mr. Conway voluntarily surrendered the anti-dilution agreement  that insured  32.6%  ownership of the voting  shares to Mr.
          Conway and his affiliates.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Pursuant to Proposal No. 1, the nominees  listed below have been  nominated to serve as directors until the 2006 Annual Meeting of Stockholders  (subject to their  respective  earlier  removal,  death  or  resignation)  and  until  their successors are elected and qualified. Unless such authority is withheld, proxies will be voted for the  election  of the  persons  named  below,  who are all now serving as directors and each of whom has been designated as a nominee.  If, for any  reason  not  presently  known,  any  person  is not  available  to serve as director,  another  person  who  may  be  nominated  will  be  voted  for in the discretion of the proxies.

THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR" THE  ELECTION  OF EACH OF THE
NOMINEES

NOMINEE INFORMATION

DAVID A. CONWAY

Mr.  Conway was elected to the Board of Directors in 1997 and joined the Company as  President  and Chief  Executive  Officer  in 1998.  Previously,  he held the positions  of  President  and  COO of a  privately  held  public  relations  and marketing company;  Director and VP Administration of KDI Corporation (NYSE); VP
Administration  Keene  Corporation  (NYSE) and  earlier  positions  with CBS and
Goldman  Sachs & Co. Mr.  Conway,  who served as an  infantry  officer in the US
Army, holds  undergraduate  and graduate degrees from Fordham  University and is listed in Who's Who in America.

JOHN J. CLARKE

John J. Clarke  rejoined the Company's Board of  Directors  in March 2004.  Mr.
Clarke had  previously  served as a member of the  Company's  Board of Directors from July 1997 to February 2000 when he resigned from the Board due to his heavy workload.  Mr.  Clarke is a Principal  and  co-founder of the Baldwin and Clarke
Companies,  a diversified  financial  services  organization,  where he has been employed since 1976, and is a founding director of two New Hampshire  commercial banks. Mr. Clarke currently serves as a Director of Centrix Bank.

MARSHALL S. STERMAN

Mr.  Sherman  was  elected to the Board of  Directors  in 2000.  Mr.  Sterman is
President of the Mayflower Group, a Massachusetts  based merchant bank, where he has been  employed  since 1986.  He  previously  served as  managing  partner of
Cheverie and Company and MS Sterman &  Associates,  merchant  banking  firms and principal of Sterman & Gowell  Securities,  an investment banking and securities firm.  Mr.  Sterman  served as an  officer  in the US Navy and holds his BA from
Brandeis University and his MBA from Harvard University.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

     As of January 25, 2006,  the Company's  Directors,  Executive  Officers and
Scientific Advisory Board Members are:

NAME                      AGE      POSITION(S) WITH THE COMPANY
David A. Conway           64       Director, Chairman, President, Chief
                                   Executive Officer and Chief
                                   Financial Officer
John J. Clarke ++         63       Director

                                        7

Ronald W. Hart +          62       Chairman, Scientific Advisory Board
Mohamed M. Salem +        54       Scientific Advisory Board
Marshall S. Sterman++     74       Director
Richard Wilson +          79       Scientific Advisory Board
Mostafa K. Tolba +        83       Scientific Advisory Board
Lord John Gilbert +       80       Scientific Advisory Board

+    Members of the Scientific Advisory Board will receive an honorarium, in the form of cash or common stock,  for their  service at the  discretion of the
     Board of Directors.

++   Member of Audit Committee and Compensation Committee.

RONALD W. HART (Ph.D.)

Dr.  Hart  agreed to form the Board of  Scientific  Advisors  in 2000 and became
Chairman at that time. Dr. Hart is an internationally  recognized  scientist and scholar who was Director of the National Center for  Toxicological  Research and
was  named  "Distinguished  Scientist  in  Residence"  by the US Food  and  Drug
Administration  in 1992.  Recognized  for his  pioneering  work on aging and his studies on nutrition and health,  Dr. Hart has been appointed visiting professor at  a  number  of  universities,  including  Cairo  University,  Seoul  National
University and Gangzhou University.  He received his doctorate in physiology and biophysics from the University of Illinois.

MOHAMED M. SALEM (M.D./Ph.D.)

Dr. Salem was  appointed to the  Scientific  Advisory  Board in early 2001.  Dr.
Salem is  Professor  of  Occupational  and  Environmental  Medicine  at the Kasr
El-Aini School of Cairo University. An internationally  recognized expert on the health effects of environmental  and water  contaminants  including  pesticides, lead and other  metals,  Dr.  Salem is  credited  with  establishing  infectious disease control programs at medical centers and other public entities throughout the Middle East.  Dr. Salem is a principal  of Salem  Industries,  an import and export company, which is one of the leading suppliers of chemicals and oil field equipment in the Middle East. Dr. Salem holds both an M.D. and Ph.D.  from Cairo
University.

RICHARD WILSON (Ph.D.)

Dr. Wilson was appointed to the Scientific  Advisory Board in February 2001. Dr.
Wilson is the Mallinckrodt  Research Professor of Physics at Harvard University.
Dr. Wilson is one of the foremost scientific  authorities in the fields of water quality  remediation and purification,  and is currently Professor of the Energy
Research Group at the  University of  California.  Dr. Wilson is a member of the
Advisory  Board of the Atlantic  Legal  Foundation,  and is one of the principal scientists  studying the  resolution  of the water  problems in Chernobyl and in
Bangladesh  where toxic  levels of arsenic  contaminate  the water  supply.  Dr.
Wilson holds his Ph.D. from Oxford University.

MOSTAFA K. TOLBA (Ph.D.)

Dr. Tolba joined the Scientific Advisory Board in June 2001. Dr. Tolba served as
Under-Secretary-General  of the United  Nations,  and Executive  Director of the
United Nations  Environmental  Program from 1976 to 1992. Dr. Tolba is currently
President  of  the   International   Center  for   Environment  and  Development
headquartered in Geneva,  Switzerland,  and Emeritus Professor of Science at the
Kasr El-Aini  School of Medicine at Cairo  University.  He received his Ph.D. in
Macrobiology from Imperial College, London, England.

LORD JOHN GILBERT (Ph.D.)

Lord John Gilbert  joined the Scientific  Advisory  Board in 2001.  Lord Gilbert
served as Minister of State for  Transportation,  Minister of State for Finance,
and as  Minister of State for  Defense in the United  Kingdom  under three Prime
Ministers. Lord Gilbert is Secretary/Treasurer of the Tri-Lateral Commission and
a member of the House of Lords. He was educated at Marchant  Taylors' School and
St. John's College,  Oxford,  and holds a Ph.D. in  International  Economics and
Statistics from New York University.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Beginning on January 1, 2002, Mr. Sterman was compensated at the rate of $6,000 per month for consulting services performed for the Company. The
Company may pay for these services in cash or stock, and may terminate these services at its option.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors met on eight occasions  during the fiscal year ended
December 31, 2004.  Each of the directors  attended at least 75% of the meetings held by the  Board  of  Directors.  There  are two  committees  of the  Board of
Directors: the audit committee and the compensation committee.

AUDIT COMMITTEE

     The Company has a separately-designated standing audit committee as defined in Section  3(a)(58)(A) of the Securities  Exchange Act of 1934, as amended (the
"Exchange  Act").  The Board of Directors has not adopted a written  charter for the audit committee.  The members of the audit committee are Marshall S. Sterman
(chairman  of the  committee)  and John J.  Clarke.  Although the Company is not
currently  listed  on any  exchange,  each of  Messrs.  Sterman  and  Clarke  is independent from the Company,  as independence is defined in Rule 4200(a)(15) of the listing  standards of the National  Association of Securities  Dealers.  The
primary  purpose of the audit  committee  is to assist the Board of Directors in fulfilling  its  responsibility  to oversee the  Company's  financial  reporting activities.  The audit  committee is  responsible  for  reviewing  with both the
Company's independent certified public accountants and management, the Company's accounting  and reporting  principles,  policies and  practices,  as well as the
Company's  accounting,  financial  and operating  controls and staff.  The audit committee  has reviewed and discussed  the audited  financial  statements of the
Company with management, has discussed with the independent auditors the matters required  to be  discussed  by  SAS  61,  as may be  modified  or  supplemented.
Additionally,  the audit committee has received the written  disclosures and the letter from the independent accountants required by Independence Standards Board
Standard  No. 1  (Independence  Standards  Board  Standard  No. 1,  Independence
Discussions with audit committees), as may be modified or supplemented,  and has
discussed  with  the  independent   accountant  the   independent   accountant's
independence.  Based  upon such  review  and  discussion,  the  audit  committee recommended to the Board of Directors that the audited  financial  statements be included in the Company's  Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

     The audit  committee  met on four  occasions  during the fiscal  year ended
December 31, 2004. Each of the members of the audit  committee  attended each of the meetings held by the audit committee.

                                       Marshall S. Sterman, Chairman
                                       John J. Clarke

COMPENSATION COMMITTEE

     The  compensation  committee,  which is  comprised  of Marshall S.  Sterman
(chairman of the committee), and John J. Clarke, is responsible for establishing and  reviewing  the  appropriate  compensation  of directors and officers of the
Company.

NOMINATIONS COMMITTEE

     The Company does not have a nominations committee.  The Board of Directors, as a whole,  identifies  and screens  candidates for membership on the Company's
Board of Directors.

     The Board of Directors considers recommendations for director nominees from a wide  variety  of  sources,  including  members  of  the  Company's  Board  of
Directors,  business contacts,  community leaders, third-party advisory services and members of management.  The Board of Directors  also  considers  stockholder recommendations  for director  nominees that are properly received in accordance with applicable rules and regulations of the SEC.

     The  board  believes  that all of its  directors  should  have the  highest personal  integrity and have a record of exceptional  ability and judgment.  The board  also  believes  that  its  directors  should  ideally  reflect  a mix  of experience  and other  qualifications.  There is no firm  requirement of minimum qualifications  or skills that candidates  must possess.  The Board of Directors evaluates  director  candidates based on a number of  qualifications,  including their independence,  judgment,  leadership  ability,  expertise in the industry, experience  developing and analyzing business  strategies,  financial  literacy,
risk  management  skills,  and,  for  incumbent  directors,   his  or  her  past
performance.  In  making  its  recommendations,  the  corporate  governance  and nominations  committee  seeks out  outstanding  talent among minority groups and women.

     Stockholders  wishing to  nominate a candidate  for  director at the annual stockholders  meeting must give written notice to Water Chef,  Inc., Water Chef,
Inc., 1007 Glen Cove Avenue, Suite 1, Glen Head, NY 11545,  Attention:  Investor
Relations either by personal delivery or by United States mail, postage prepaid.
The  stockholder's  notice  must be  received  by the Company not later than the close of business on the 120th calendar day prior to the date on which notice of
the  prior  year's  annual  meeting  was  first  mailed  to  stockholders.   The
stockholder's  written  notice  shall set forth (a) as to each  person  whom the stockholder  proposes to nominate for election or  reelection  as a director all information  relating  to  such  person  that is  required  to be  disclosed  in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to  Regulation  14A under the Exchange  Act,  including  such person's  written consent to being named in the proxy statement as a nominee and to serving as a director if elected;  and (b) as to the  stockholder  giving the notice and the beneficial  owner, if any, on whose behalf the nomination is made
(i) the name and address of such  stockholder,  as they appear on the  Company's books, and of such beneficial  owner, (ii) the class and number of shares of the
Company which are owned  beneficially and of record by such stockholder and such beneficial owner and (iii) a representation  that the stockholder is a holder of record of shares of the  Company  and intends to appear in person or by proxy at the meeting to propose such business.

     The Board of Directors  initially  evaluates a  prospective  nominee on the basis of his or her resume and other  background  information that has been made available to the committee.  A member of the Board of Directors will contact for further review those  candidates who the committee  believes are qualified,  who may  fulfill  a  specific  board  need  and  who  would  otherwise  best  make a contribution to the board. If, after further discussions with the candidate, and other further review and consideration as necessary,  the director believes that he has identified a qualified  candidate,  he will make a recommendation  to the
Board of Directors.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE
 NAME AND PRINCIPAL                                                            LONG-TERM
      POSITION         ANNUAL COMPENSATION                                    COMPENSATION
      --------         -------------------------------------------------      ------------
                                                                                       SECURITIES
                                                               OTHER      RESTRICTED   UNDERLYING
                                                              ANNUAL        STOCK       OPTIONS/     ALL OTHER
                                        SALARY     BONUS    COMPENSATION   AWARD(S)       SARS      COMPENSATION
                           YEAR          ($)        ($)         ($)           ($)          (#)          ($)
                          ------        ------     -----    ------------  ----------   ----------  ------------
David A. Conway
President/CEO              2004        $303,750      --         --            --        5,000,000        --
                           2003        $165,000      --         --            --           --            --
                           2002        $165,000      --         --            --           --            --

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth information  regarding common stock  appreciation rights made to the named executive officers and directors during fiscal 2004:

                                       10

                          NUMBER OF SECURITIES
                             UNDERLYING SARS     PERCENT OF TOTAL SARS     EXERCISE OR BASE
                                 GRANTED          GRANTED TO EMPLOYEES           PRICE
          NAME                     (#)               IN FISCAL YEAR             ($/SH)             EXPIRATION DATE
 ---------------------           -------          --------------------     ----------------       ----------------
  David A. Conway             5,000,000(1)                83%                    $0.25            January 31, 2009
  Marshall S. Sterman         1,000,000(2)                17%                    $0.25            January 31, 2006

----------
     (1)  These SARs were originally granted as stock options on January 1, 2004 and were  converted  to stock  appreciation  rights in November  2004.
          These SARs vest 20% on each anniversary of such grant.

     (2)  These SARs were originally granted as stock options on January 1, 2004 and were  converted  to stock  appreciation  rights in November  2004.
          These SARs vest 50% on each anniversary of such grant.

     The Company has no Long-Term Incentive Plans at this time.

DIRECTORS' COMPENSATION

         Directors of the Company do not receive cash  compensation  for serving as members.  They are  reimbursed  for their out of pocket  expenses  related to meetings and other Company  related  activity for which they are called upon. In the past  certain  directors  have  received  common  stock for  service  to the
Company.

         Beginning on January 1, 2002, Mr.  Sterman was  compensated at the rate of $6,000 per month for  consulting  services  performed  for the  Company.  The
Company may pay for these  services in cash or stock,  and may  terminate  these services at its option.

         The  Company's  directors  have been paid  success fees for helping the
Company in various equity and debt financings in previous years.  These payments have been both in cash and  common  stock,  such  payments  being  made based on industry-wide standards and arms-length transactions.

EMPLOYMENT AGREEMENTS

         Mr.  Conway  entered into a five-year  employment  agreement in January
2004. The agreement provides for base salary of $350,000 per year, participation in the company's  employee  benefit  programs and a life insurance policy in the amount of  $5,000,000.  In addition Mr. Conway was granted a stock  appreciation right,  vesting at 20% per year for five years,  for  5,000,000  shares of Water
Chef  common  stock  at a strike  price  of $0.25  per  share.  Mr.  Conway  was originally  granted stock options in January 2004,  that were later converted to stock appreciation rights in November 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section  16(a) of the  Exchange  Act  requires  executive  officers and directors,  and  persons  who  beneficially  own more  than ten  percent  of the
Company's  common  stock,  to file initial  reports of ownership  and reports of changes in ownership  with the SEC.  Executive  officers,  directors and greater than ten percent  beneficial  owners are required by SEC  regulations to furnish the  Company  with copies of all  Section  16(a)  forms they file.  Based upon a review  of the  copies  of such  forms  furnished  to the  Company  and  written representations from the Company's executive officers and directors, the Company believe that during the year ended  December  31, 2004 there were no  delinquent filers.

                                       11

CODE OF ETHICS

     The  Company  adopted a code of ethics  that was filed as an exhibit to the
Company's  quarterly  report on Form 10-QSB for the period ended  September  30,
2005 and will  provide a copy in print  without  charge to any  stockholder  who submits a request in writing to Water Chef,  Inc., 1007 Glen Cove Avenue,  Suite
1,  Glen  Head,  NY 11545,  Attention:  Investor  Relations.  The code of ethics applies to each director and officer,  including the Chief Financial Officer and
Chief Executive Officer,  and all of other employees of the Company. The code of ethics  provides  that any  waiver of the code of ethics may be made only by the
Company's Board of Directors.

PROCEDURES FOR CONTACTING DIRECTORS

     The Board of Directors has  established a process for  stockholders to send communications to the Board of Directors.  Stockholders may communicate with the board  generally  or a specific  director at any time by writing to: Water Chef,
Inc., 1007 Glen Cove Avenue, Suite 1, Glen Head, NY 11545,  Attention:  Investor
Relations.  The Company reviews all messages received,  and forwards any message that reasonably  appears to be a communication from a stockholder about a matter of  stockholder  interest  that is intended  for  communication  to the Board of
Directors.  Communications  are sent as soon as  practicable  to the director to whom they are addressed, or if addressed to the Board of Directors generally, to the chairman of the Board of  Directors.  Because other  appropriate  avenues of communication  exist for matters that are not of stockholder  interest,  such as general business complaints or employee  grievances,  communications that do not relate to matters of  stockholder  interest  are not  forwarded  to the Board of
Directors.

PROPOSAL  NO. 2 - APPROVING  THE  AMENDMENT  TO  OUR  RESTATED  CERTIFICATE  OF
                  INCORPORATION

     The  stockholders are being asked to approve this proposed  amendment.  The shares of the Company's common stock,  including the additional  shares proposed for authorization,  do not have preemptive or similar rights. If approved by the stockholders,  Article 4 of the Company's Restated  Certificate of Incorporation
would be amended to provide as follows:

     4:   The total authorized  capital stock of the Corporation  shall be three hundred and fifty million  (350,000,000) shares, each with a par value of $0.001 per share, as follows:

          1.   COMMON STOCK:  The Corporation is authorized to issue up to three hundred and forty million (340,000,000) shares of Common Stock.

          2.   PREFERRED STOCK:  The Corporation is further  authorized to issue up to ten million  (10,000,000)  shares of preference stock to be known as "Preferred  Stock." Authority is hereby expressly vested in the Board of  Directors  of the  Corporation  to  divide  said
               Preferred  Stock  into  series and fix and  determine  the voting powers,  designations,  preferences  and relative  participating, optional or special  rights and  qualifications,  limitations  or restrictions  of the  shares of each  series so  established,  as provided by Section 151 of the Delaware General Corporation Law.

DESCRIPTION OF THE CAPITAL STOCK

GENERAL

     Our authorized capital stock consists of 190,000,000 shares of common stock and  10,000,000  shares of preferred  stock,  of which 400,000  shares have been designated Series A Preferred Stock,  $.001 par value per share,  400,000 shares have been designated Series C convertible  preferred stock,  $.001 par value per share,  400,000 shares have been designated Series D Preferred Stock,  $.001 par value per share, and 1,000,000 shares have been designated  Series F convertible preferred stock, $.001 par value per share.

                                       12

     Except as to certain matters discussed below or as proscribed by applicable law,  the holders of shares of all  classes of the capital  stock of the Company vote  together as a single  class.  The holders of our capital stock do not have cumulative  voting rights,  which means that the holders of more than 50% of the outstanding shares,  voting for the election of directors,  can elect all of the directors to be elected,  if they so choose,  and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

     The following  description  of our capital stock is based upon our restated
certificate  of  incorporation,  amended  and  restated  bylaws  and  applicable provisions of law. We have  summarized  portions of our restated  certificate of incorporation  and  amended  and  restated  bylaws  below.  The  summary  is not complete.  You should  read our  certificate  of  incorporation  and amended and restated bylaws for the provisions that are important to you.

DESCRIPTION OF THE COMMON STOCK

     As of  January  25,  2006  there were  181,774,600  shares of common  stock outstanding which were held of record by approximately 820 shareholders.

     Prior to filing the  Certificate of Amendment on March 22, 2002  increasing our authorized  capital stock to 200,000,000,  we were authorized to issue up to
100,000,000  shares of capital stock,  consisting of up to 90,000,000  shares of common  stock,  par value  $0.001  per  share,  and up to  10,000,000  shares of preferred  stock.  There  are  presently  181,774,600  shares  of  common  stock outstanding.  The Company is also obligated to issue 2,096,667  shares of common stock upon the exercise of warrants, up to 5,603,400 shares of common stock upon the conversion of other securities outstanding.

Voting

     Each  holder of common  stock is entitled to one vote for each share on all matters to be voted upon by the holders of common stock.

Rights and Preferences

     The holders of common  stock:  (i) have equal  ratable  rights to dividends from funds  legally  available  if and when  declared by our Board of  Directors after all  accrued  but unpaid  dividends  have been paid to the  holders of the outstanding  capital stock  ranking  senior to the common stock as to dividends;
(ii)  are  entitled  to  share  ratably  in  all  of our  assets  available  for distribution  to the holders of common stock upon  liquidation,  dissolution  or winding up of our affairs;  and (iii) do not have  preemptive,  subscription  or conversion  rights,  and there are no redemption  or sinking fund  provisions or rights.

     Our common  stock is  admitted  for  trading on the OTCBB  under the symbol
"WTER.OB".

     The transfer  agent and  registrar  for our common  stock is  Computershare
Investor Services.

PRINCIPAL REASONS FOR INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Company does not have  sufficient  liquidity to finance its  operations and has used its  common  stock to pay for  goods,  services  and to repay  past debts.  The Board of Directors of the Company  believes that it is advisable and in the best interests of the Company to have additional  authorized but unissued shares of common stock available in an amount adequate to provide for the future needs of the Company.  The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the additional shares will be  available  for  issuance  from time to time for a stock split or dividend, paying for goods and services,  repaying past debts,  raising  capital through  the sale of common  stock  and/or  attracting  and  retaining  valuable employees by issuing additional stock options.

     Other than common stock the Company is required to issue in connection with the  exchange,  conversion  or exercise of the  Company's  outstanding  options, warrants and other  convertible  securities  as described  above,  for which the
Company has sufficient  authorized  shares prior to the proposed  increase,  the

                                       13

Company has no  commitments,  undertakings or agreements for the issuance or use of the  proposed  additional  shares of capital  stock.  However,  to the extent possible,  the Company  intends to issue its common stock to fund its operations and  continue as a going  concern.  The Board of Directors  believes  that if an increase  in the  authorized  number  of  shares  of  capital  stock  were to be postponed  until  specific  needs for such shares  arose,  the delay and expense incident to obtaining  the approval of the Company's  stockholders  at that time could significantly impair the Company's ability to meet financing  requirements or other objectives.

     The  issuance  of the  additional  shares of capital  stock  could have the effect of  diluting  earnings  per share and book value per share,  which  could adversely affect the Company's existing stockholders.  Issuing additional shares of capital  stock may also have the effect of delaying or preventing a change of control of the Company.  The  Company's  authorized  but unissued  capital stock could be issued in one or more  transactions  that would make more  difficult or costly,  and less likely,  a takeover of the Company.  The  ratification  of the
Certificate of Amendment to the Company's Restated  Certificate of Incorporation
is not being recommended in response to any specific effort of which the Company is aware to obtain  control of the Company,  and the Board of  Directors  has no current  intention  to use the  additional  shares of capital  stock in order to impede a takeover attempt.

VOTE REQUIRED

     The  affirmative  vote of the  holders  of a  majority  of our  outstanding capital stock is required to amend our Restated  Certificate  of  Incorporation.
Withholding  your vote or abstaining  from voting will therefore be counted as a negative vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of  Directors  has  selected  Marcum &  Kliegman  LLP  ("Marcum &
Kliegman")  as the  Company's  independent  auditors  for the fiscal year ending
December 31, 2005.

     The audit committee  reviews and approves the audit and non-audit  services to be provided by the Company's  independent auditors during the year, considers the effect that performing  those services might have on audit  independence and approves  management's  engagement  of the  Company's  independent  auditors  to perform  those  services.  The audit  committee  reserves the right to appoint a different  independent  auditors  at any time  during  the year if the  Board of
Directors and the audit committee  believe that a change is in the best interest of the Company and its stockholders.

     Marcum &  Kliegman  was  originally  engaged as the  Company's  independent auditors  on April  25,  2003.  Marcum &  Kliegman  has  audited  the  Company's financial  statements  for the fiscal  years ended  December  31,  2002  through
December 31, 2004. A representative  of Marcum & Kliegman will be present at the
Annual  Meeting,  will  have an  opportunity  to make a  statement  if he or she desires to do so, and will be available to respond to questions.

CHANGES IN AND  DISAGREEMENTS  WITH  ACCOUNTANTS  ON  ACCOUNTING  AND  FINANCIAL
DISCLOSURE

     Effective  April 25,  2003,  Water Chef  dismissed  Grassi & Co.  CPAs P.C.
("Grassi") as the Company's independent  accountants,  which action was approved by the Audit Committee of the Company's Board of Directors on April 25, 2003.

     Feldman, Sherb & Co., P.C., a professional  corporation of certified public accountants  ("Feldman") was the independent  accounting firm for Water Chef for the year ended December 31, 2001 and through the period April 17, 2002.  Feldman was merged into Grassi on April 17, 2002 with Grassi as the successor firm.

                                       14

     Except as  described  in the  following  sentence,  the  reports of Feldman and/or  Grassi on the  financial  statements of Water Chef for either of the two fiscal  years  prior to the  dismissal  of Grassi did not  contain  any  adverse opinion or  disclaimer  of opinion  and were not  qualified  or  modified  as to uncertainty,  audit scope or accounting principles. The report of Feldman, prior to their merger into Grassi,  on the financial  statements of Water Chef for the fiscal year ended  December 31, 2001 does,  however,  contain an  expression  of substantial doubt regarding Water Chef's ability to continue as a going concern.

     In addition,  during  Water Chef's two fiscal years and the interim  period prior to the dismissal of Grassi,  there was no disagreement with Feldman and/or
Grassi on any matter of accounting principles or practices,  financial statement disclosure, or auditing scope or procedure.

     On April 25,  2003,  Marcum & Kliegman  was  engaged as the  Company's  new independent accountants,  commencing with the audit for the year ending December
31,  2002.  During  the two most  recent  fiscal  years and the  interim  period preceding the engagement of Marcum & Kliegman, Water Chef has not consulted with
Marcum & Kliegman regarding either: (i) the application of accounting principles to a specified  transaction,  either  completed or proposed or the type of audit opinion that might be rendered on Water Chef's financial statements,  and either a written report or oral advice was provided to the Company by Marcum & Kliegman that Marcum & Kliegman has concluded was an important  factor  considered by the
Company in  reaching a decision as to the  accounting,  auditing,  or  financial reporting  issue;  or  (ii)  any  matter  that  was  either  the  subject  of  a
"disagreement"  or event identified in response to paragraph  (a)(1)(iv) of Item
304, as those terms are used in Item  304(a)(1)(iv)  of Regulations  S-B and S-K and the related instructions to Item 304 of Regulations S-B and S-K.

     For the year ended  December 31, 2004 and 2003,  the Company  incurred fees for the audit and audit related fees as follows:

                                             2004              2003
                                       -----------        -----------
         Audit fees                  $      35,000      $      52,675
         Audit-related fees                 37,500             22,500
         Tax fees                             -                     -
         All other fees                     10,000                  -
                                       -----------        -----------

                                     $      82,500      $      85,175
                                       ===========        ===========

     Audit Fees:  Consists  of fees for  professional  services  rendered by our principal  accountants  for the  contemporaneous  audit of the Company's  annual financial  statements  and the  review  of  quarterly  financial  statements  or services that are normally  provided by our principal  accountants in connection with statutory and regulatory filings or engagements.

     Audit-Related  Fees: Consists of fees for assurance and related services by our principal  accountants that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under the caption "Audit Fees" above.

     Tax  Fees:  Consists  of fees for  professional  services  rendered  by our principal accountants for tax advice.

     All Other Fees:  Consists of fees for products and services provided by our principal  accountants,  other than the services  reported  under "Audit  Fees,"
"Audit-Related Fees" and "Tax Fees" above.

     Under the  Sarbanes-Oxley  Act of 2002,  all audit and  non-audit  services performed  by the  Company's  independent  accountants  must now be  approved in advance by the Audit  Committee  to assure that such  services do not impair the accountants' independence from the Company. Accordingly, the Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the "Policy") which sets forth the procedures  and the  conditions  pursuant to which services to be performed by the independent accountants are to be pre-approved. Pursuant to the

                                       15

Policy,  certain services  described in detail in the Policy may be pre-approved on an annual  basis  together  with  pre-approved  maximum  fee  levels for such services. The services eligible for annual pre-approval consist of services that would be included under the categories of Audit Fees, Audit-Related Fees and Tax
Fees in the above table as well as  services  for  limited  review of  actuarial reports and  calculations.  If not  pre-approved  on an annual  basis,  proposed services must otherwise be separately  approved prior to being  performed by the
independent   accountants.   In  addition,  any  services  that  receive  annual
pre-approval  but exceed the  pre-approved  maximum fee level also will  require separate  approval by the Audit  Committee prior to being  performed.  The Audit
Committee may delegate  authority to pre-approve audit and non-audit services to any  member of the Audit  Committee,  but may not  delegate  such  authority  to management.

                                  OTHER MATTERS

     The Board of Directors  does not know of any matter,  other than  Proposals
No. 1 and No. 2 described  above that may be presented  for action at the annual meeting. If any other matter or proposal should be presented and should properly come before the meeting for action,  the persons named in the accompanying proxy will vote upon such matter or proposal in accordance with their best judgment.

                           ANNUAL AND QUARTERLY REPORT

     This  Proxy   incorporates  by  reference  the  Financial   Statements  and
Management's  Discussion  and  Analysis of  Financial  Condition  and Results of
Operations  contained  in the  Company's  Annual  Report on Form  10-KSB for the
fiscal  year  ended  December  31,  2004  which  contains  certified   financial
statements of the Company for the year then ended and in the Company's Quarterly
Reports on Form 10-QSB for the periods ended March 31, June 30 and September 30,
2005 which  contain  unaudited  financial  statemens  for the  Company  for such periods.  This Proxy  incorporates  by reference  tthe  Financial  Statements and
Management's  Discussion  and  Analysis of  Financial  Condition  and Results of
Operations contained in such report.

                                       16

                                     ANNEX A

     Text  of  Article  4 of  the  Water  Chef,  Inc.  Restated  Certificate  of
Incorporation, as amended to authorize additional common stock:

     4:   The total authorized  capital stock of the Corporation  shall be three hundred and fifty million  (350,000,000) shares, each with a par value of $0.001 per share, as follows:

          1.   COMMON STOCK:  The Corporation is authorized to issue up to three hundred and forty million (340,000,000) shares of Common Stock.

          2.   PREFERRED STOCK:  The Corporation is further  authorized to issue up to ten million  (10,000,000)  shares of preference stock to be known as "Preferred  Stock." Authority is hereby expressly vested in the Board of  Directors  of the  Corporation  to  divide  said
               Preferred  Stock  into  series and fix and  determine  the voting powers,  designations,  preferences  and relative  participating, optional or special  rights and  qualifications,  limitations  or restrictions  of the  shares of each  series so  established,  as provided by Section 151 of the Delaware General Corporation Law.

                                       17

                                                                      Appendix A

                              DATED JANUARY 31, 2006

                        THIS PROXY IS SOLICITED ON BEHALF
                          OF THE BOARD OF DIRECTORS OF

                                WATER CHEF, INC.

                     Proxy - Annual Meeting of Stockholders

                                March 14, 2006

     The undersigned, a holder of common stock or preferred stock of Water Chef,
Inc., a Delaware  corporation  (the  "Company"),  does hereby  appoint  David A.
Conway and Marshall S. Sterman,  and each of them, the true and lawful attorneys and  proxies  with full power of  substitution,  for and in the name,  place and stead of the undersigned, to vote all of the shares of common stock or preferred stock  of the  Company  that  the  undersigned  would  be  entitled  to  vote if personally  present at the Annual Meeting of  Stockholders  of the Company to be
held at  11:00  a.m.,  local  time,  Tuesday,  March  14,  2006  at  Donatello's
Restaurant, 44 Broadway, Saugus, MA 01906, or at any adjournment or adjournments thereof.

     The undersigned  hereby revokes any proxy or proxies  heretofore  given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement,  both dated  January 31,  2006,  and a copy of the  Company's  Annual
Report for the year ended December 31, 2004.

     THIS PROXY WILL BE VOTED IN ACCORDANCE  WITH ANY  DIRECTIONS  GIVEN HEREIN.
UNLESS OTHERWISE SPECIFIED, THIS PROXY WHEN EXECUTED AND RETURNED TO THE COMPANY
WILL BE VOTED TO FOR THE TWO PROPOSALS.

                                   -CONTINUED-

              TO BE COMPLETED, SIGNED AND DATED ON THE REVERSE SIDE

                        THE BOARD OF DIRECTORS RECOMMENDS
                              A VOTE FOR PROPOSAL 1

1.   To elect the following  individuals  as directors to the Board of Directors of the Company:

                   David A. Conway        [ ]  FOR       [ ] WITHHOLD
                   John J. Clarke         [ ]  FOR       [ ] WITHHOLD
                   Marshall S. Sterman    [ ]  FOR       [ ] WITHHOLD

2.       To amend the Company's Certificate of Incorporation to increase the authorized capital stock of Water Chef, Inc. from 200,000,000 shares to
         350,000,000 shares, consisting of 340,000,000 shares of common stock and 10,000,000 shares of preferred stock.

                     FOR [_]       AGAINST [_]     ABSTAIN [_]

NOTE: Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer.

Signature:_______________________                Date: __________________, 2006

Signature:_______________________                Date: __________________, 2006

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW:     _______________

                                      -2-